LIMITED WAIVER TO CREDIT AGREEMENT

THIS LIMITED WAIVER TO CREDIT AGREEMENT (this “Waiver”) is entered into as of October 14, 2008, by and among Buffets, Inc., a Minnesota corporation, as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (“Borrower”), Buffets Holdings, Inc., a Delaware corporation, as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (“Holdings”), the Subsidiaries of Borrower and Holdings, as Guarantors (together with Borrower and Holdings, the “Loan Parties”), the financial institutions party hereto as Lenders (collectively, the “Lenders”) and Credit Suisse, Cayman Islands Branch, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as hereinafter defined).

RECITALS

WHEREAS, Borrower, Holdings, the Administrative Agent and the Lenders are parties to the Secured Super-Priority Debtor in Possession Credit Agreement, dated as of January 22, 2008 (as has been or may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders agreed, subject to the terms and conditions set forth in the Credit Agreement, to make certain loans and other financial accommodations to Borrower;

WHEREAS, the Event of Default listed on Exhibit A hereto has occurred and is continuing under the Credit Agreement as of the date hereof (the “Specified Default”);

WHEREAS, pursuant to the Forbearance Agreement and Second Amendment, dated as of September 26, 2008 (the “Forbearance Agreement and Second Amendment”), by and among the Loan Parties, the Administrative Agent and the Lenders signatory thereto, the Lenders have agreed, subject to the terms and conditions set forth therein, to forbear from exercising certain of their default-related rights and remedies against Borrower and the other Loan Parties with respect to the Specified Default during the Forbearance Period (as defined therein);

WHEREAS, the Loan Parties have requested that the undersigned Lenders agree to waive the Specified Default under the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions provided for herein, the undersigned Lenders are willing to effect such waiver on the terms and subject to the conditions of this Waiver.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I. WAIVER

A. Limited Waiver. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Loan Parties herein contained, effective upon satisfaction of the conditions precedent set forth in Section II below, the undersigned Lenders hereby consent to the waiver of the Specified Default.

B. Limitation of Waiver. The waiver set forth above shall be limited precisely as written and relate solely to the waiver of the provision of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:

(i)
constitute a waiver of (A) any Default or Event of Default other than the Specified Default, or (B) any other term, provision or condition of any Loan Document or any other instrument or agreement referred to therein; or

(ii)
prejudice any right or remedy that the Administrative Agent or any Lender may have (except to the extent such right or remedy was based upon the Specified Default) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

The Loan Parties hereby agree and acknowledge that the Lenders require and will require strict performance by the Loan Parties of all of their respective obligations, agreements and covenants contained in the Credit Agreement and the other Loan Documents, and no inaction or action regarding any Event of Default (other than the waiver expressly set forth herein with respect to the Specified Default) is intended to be or shall be a waiver thereof.

SECTION II. CONDITIONS PRECEDENT TO EFFECTIVENESS

This Waiver shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Waiver Effective Date”):

A. Execution. The Administrative Agent shall have received duly executed signature pages for this Waiver signed by the Required Lenders, Borrower and the other Loan Parties.

B. Representations and Warranties. As of the Waiver Effective Date, each representation and warranty of each Loan Party set forth in Section III hereof and in the Credit Agreement, shall be true and correct in all material respects.

C. Fees and Expenses. Borrower and each other Loan Party shall have paid the Administrative Agent and the Lenders, as applicable, the fees described in Section 15(b) of the Forbearance Agreement and Second Amendment and in that certain Fee Letter, dated September 26, 2008 between the Borrower and the Administrative Agent.

D. Bankruptcy Court Order. The Administrative Agent shall have received a copy of an interim or final order from the Bankruptcy Court in form and substance satisfactory to the Administrative Agent approving the execution, delivery and performance of the Forbearance Agreement and Second Amendment and each provision set forth therein shall have become effective; provided, however, that (A) if the Bankruptcy Court has not entered a final order approving the Forbearance Agreement and Second Amendment in form and substance satisfactory to the Administrative Agent, such interim order shall be in full force and effect and shall not have been stayed, reversed, vacated or otherwise modified in a manner materially adverse to the Lenders and (B) if the Bankruptcy Court has entered such final order, such final order shall be in full force and effect and shall not have been stayed, reversed, vacated or otherwise modified in a manner materially adverse to the Lenders.

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SECTION III. REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders to enter into this Waiver in the manner provided herein, each of Borrower and the other Loan Parties represents and warrants to each of the Lenders and the Administrative Agent that, as of the Waiver Effective Date:

(a) The individual executing this Agreement on behalf of Borrower and each other Loan Party is authorized to so act and the execution of this Agreement by such individual makes the obligations set forth herein legal, valid, binding and enforceable against Borrower or such other Loan Party in accordance with their respective terms, except as the enforcement thereof may be subject to the Final Order;

(b) Except with respect to the Specified Default, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate the Final Order;

(d) As of the date hereof, other than the Specified Default, no Event of Default has occurred or is continuing under this Agreement, the Credit Agreement or any other Loan Document; and

(e) The Lenders’ security interests in the Collateral continue to be valid, binding, and enforceable first-priority security interests which secure the Obligations and no tax or judgment liens are currently of record against Borrower or any other Loan Party.

SECTION IV. MISCELLANEOUS

A. Effect on the Credit Agreement and the Other Loan Documents.

(i) Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

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(ii) On and after the Waiver Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, and this Waiver and the Credit Agreement shall be read together and construed as a single instrument. This Waiver is a Loan Document.

(iii) Except as specifically waived or amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment and performance of all Obligations under and as defined therein.

(iv) This Waiver shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Loan Documents.

B. Headings. Section headings used herein are for convenience of reference only, are not part of this Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Waiver.

C. Successors and Assigns. This Waiver shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders.

D. Severability. In the event any one or more of the provisions contained in this Waiver should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

E. Applicable Law. THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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F. Counterparts. This Waiver may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section II. Delivery of an executed signature page to this Waiver by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Waiver.

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IN WITNESS WHEREOF, this Waiver to Credit Agreement has been executed by the parties hereto as of the date first written above.

BUFFETS, INC., as Borrower		BUFFETS HOLDINGS, INC., as Loan Party
By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall
Name:	A. Keith Wall	Name:	A. Keith Wall
Its:	Chief Financial Officer	Its:	Chief Financial Officer

HOMETOWN BUFFET, INC., as Loan Party		OCB PURCHASING CO., as Loan Party
By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall
Name:	A. Keith Wall	Name:	A. Keith Wall
Its:	Chief Financial Officer	Its:	Chief Financial Officer

OCB RESTAURANT COMPANY, LLC, as Loan Party		BUFFETS FRANCHISE HOLDINGS, LLC, as Loan Party
By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall
Name:	A. Keith Wall	Name:	A. Keith Wall
Its:	Chief Finance Manager	Its:	Chief Finance Manager

BUFFETS LEASING COMPANY, LLC, as Loan Party		RYAN’S RESTAURANT GROUP, INC., as Loan Party
By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall
Name:	A. Keith Wall	Name:	A. Keith Wall
Its:	Chief Finance Manager	Its:	Chief Financial Officer

RYAN’S RESTAURANT LEASING COMPANY, LLC, as Loan Party		RYAN’S RESTAURANT MANAGEMENT GROUP, LLC, as Loan Party
By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall
Name:	A. Keith Wall	Name:	A. Keith Wall
Its:	Chief Finance Manager	Its:	Chief Finance Manager

SIGNATURE PAGE TO WAIVER TO CREDIT AGREEMENT

HOMETOWN LEASING COMPANY, LLC, as Loan Party		OCB LEASING COMPANY, LLC, as Loan Party
By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall
Name:	A. Keith Wall	Name:	A. Keith Wall
Its:	Chief Finance Manager	Its:	Chief Finance Manager

FIRE MOUNTAIN RESTAURANTS, LLC, as Loan Party		FIRE MOUNTAIN LEASING COMPANY, LLC, as Loan Party
By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall
Name:	A. Keith Wall	Name:	A. Keith Wall
Its:	Chief Finance Manager	Its:	Chief Finance Manager

FIRE MOUNTAIN MANAGEMENT GROUP, LLC, as Loan Party		BIG R PROCUREMENT COMPANY, LLC, as Loan Party
By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall
Name:	A. Keith Wall	Name:	A. Keith Wall
Its:	Chief Finance Manager	Its:	Chief Finance Manager

TAHOE JOE’S, INC., as Loan Party		TAHOE JOE’S LEASING COMPANY, LLC, as Loan Party
By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall
Name:	A. Keith Wall	Name:	A. Keith Wall
Its:	Chief Financial Officer	Its:	Chief Finance Manager

SIGNATURE PAGE TO WAIVER TO CREDIT AGREEMENT

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent		CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent
By:	/s/ Didier Siffer	By:	/s/ Megan Kane
Name:	Didier Siffer	Name:	Megan Kane
Its:	Managing Director	Its:	Director

KING’S CROSS ASSET FUNDING 27 sarl, as a Lender		KING’S CROSS ASSET FUNDING 27 sarl, as a Lender
By:	/s/ Beatriz Villate	By:	/s/ Jenny Karlsson
Name:	Beatriz Villate	Name:	Jenny Karlsson
Its:	Authorized Signatory	Its:	Authorized Signatory

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P., by WS Partners, L.L.C., its General Partner, as a Lender		WATERSHED CAPITAL PARTNERS, L.P., as a Lender
By:	/s/ Meridee A. Moore	By:	/s/ Meridee A. Moore
Name:	Meridee A. Moore	Name:	Meridee A. Moore
Its:	Senior Managing Member	Its:	Senior Managing Member

ANCHORAGE CROSSOVER CREDIT FINANCE, Ltd., by Anchorage Advisors, L.L.C., its Investment Manager, as a Lender
By:	/s/ Michael Aglialoro
Name:	Michael Aglialoro
Its:	Executive Vice President

SIGNATURE PAGE TO WAIVER TO CREDIT AGREEMENT

EXHIBIT A (Specified Default)

1.
Event of Default under Section 7(d) of the Credit Agreement, as a result of the Borrower’s failure to meet the Minimum Consolidated EBITDA covenant set forth in Section 6.13 of the Credit Agreement with respect to the three month fiscal accounting period ending on August 27, 2008.